Business combinations	12 Months Ended
Dec. 31, 2023
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Business combinations
30. Business combinations
On 22 March 2023, the Group acquired 100% of the share capital of Personnel Decisions Research Institutes, LLC (PDRI) for cash consideration of £152m ($187m). PDRI is a provider of workforce assessment services and has significant expertise in providing recruitment assessment solutions to the US federal government. It forms part of the Assessment & Qualifications division. There is no contingent or deferred consideration. Net assets acquired of £91m were recognised on the Group’s balance sheet including £117m of acquired intangible assets.
This transaction has resulted in the recognition of £61m of goodwill, which represents the expected growth of the business, the workforce and know-how
acquired and the anticipated synergies, none of which can be recognised as separate intangible assets. The goodwill is not deductible for tax purposes.
Intangible assets of £117m have been recognised in respect of PDRI, the majority of which relates to SAAS customer contracts and technology, which will be amortised over periods of up to 15 years. The valuations of these assets were carried out with the support of a third-party specialist, and were based on discounted cash flow models. The key assumptions that feed into the valuations are the cash flow forecasts, revenue projections from existing customers, forecasted profit margins and discount rates.
On 28 January 2022, the Group acquired 100% of the share capital in Credly Inc (Credly), having previously held a 19.9% interest in the company. Credly is a digital credential service provider whose platform enables customers to design, create, issue and manage digital credentials. It forms part of the Workforce Skills division. Total consideration was £149m comprising upfront cash consideration of £107m, Pearson’s existing interest valued at £31m and £11m of deferred consideration. The deferred consideration is payable two years from the acquisition date.
On 28 April 2022, the Group acquired 100% of the share capital of ATI STUDIOS A.P.P.S S.R.L (Mondly), a global online learning platform offering customers learning in English and 40 other languages via its app, website, virtual reality and augmented reality products. It forms part of the English Language Learning division. Total consideration was £135m comprising upfront cash consideration of £105m, and deferred consideration of £30m. The deferred consideration is payable over two years from the acquisition date, with no performance conditions attached. In addition, a further $29.6m (c.£24m) of cash and $10m (c.£8m) in shares will be paid over four years from the acquisition date, dependent on continuing employment, and therefore these additional amounts are being expensed over the period and are not treated as consideration.
In 2022, these transactions resulted in the recognition of £202m of goodwill, which represented the expected growth through new products and customers, the workforce and know-how
acquired and the anticipated synergies, none of which can be recognised as separate intangible assets. The goodwill is not deductible for tax purposes.
Intangible assets of £99m were recognised in respect of Credly and Mondly. The valuations of these assets were carried out with the support of third-party specialists, and were based on discounted cash flow models. The key assumptions that feed into the valuations were the cash flow forecasts, revenue projections from existing customers, forecasted profit margins and discount rates. For Credly, £49m of intangible assets were recognised, mainly relating to the existing customer relationships that are being amortised over 20 years, and technology which are being amortised over five years. For Mondly, £50m of intangible assets were recognised, the majority of which relates to acquired technology, and are being amortised over periods up to seven years.
In 2022, the Group also made three smaller acquisitions in the period for total consideration of £11m.
In September 2021, Pearson completed the acquisition of 100% of the share capital of Faethm Holdings Pty Limited (Faethm), having already held 9% of the share capital previously. Faethm uses artificial intelligence and analytics services to help governments, companies and workers understand the dynamic forces shaping the labour market. Faethm forms part of the Workforce Skills division. The total consideration for the transaction was £65m, which included £10m of contingent consideration, which has since been settled in 2022.
In addition, in 2021, the Group made two additional acquisitions of subsidiaries for total consideration of £11m. In both cases, the Group acquired 100% of the share capital of the respective entities. Opinion Interactive LLC (also known as Spotlight Education) was acquired in February 2021. MZ Development Inc. was acquired in July 2021. Both form part of the Assessment & Qualifications division.
The Group also made additional investments in associates, which are detailed in note 12, and are not included below.
Details of the fair values of the assets and liabilities recognised at the acquisition date and the related consideration is shown in the table below.

Key areas of estimation

The valuation of acquired intangible assets recognised on the acquisition of a business. The valuation is based on a number of assumptions, including estimations of future business performance.

All figures in £ millions	2023 Total	2022 Total	2021 Total

Intangible assets	117	110	27

Deferred tax asset	–	8	11

Trade and other receivables	8	8	2

Cash and cash equivalents	4	13	4

Trade and other liabilities	(7)	(26)	(5)

Deferred tax liabilities	(31)	(22)	(6)
Net assets acquired	91	91	33

Goodwill	61	204	43

Total	152	295	76

Satisfied by:

Cash consideration	152	223	54

Contingent or deferred consideration	–	41	16

Fair value of existing investment	–	31	6

Total consideration	152	295	76
PDRI generated revenue of £24m and a profit after tax of £4m for the period from the acquisition date to 31 December 2023. If the acquisitions had occurred on 1 January 2023, the Group’s revenue would have been £7m higher and the profit after tax would have been £1m higher.
Total acquisition related costs of £12m (2022: £20m) were recognised within other net gains and losses. There were also gains of £5m (2022: £8m) arising on decreases in the deferred consideration payable on prior year acquisitions.
The net cash outflows related to the acquisitions are set out in the table below. In addition to the current year acquisitions, the other net cash outflows on acquisition of subsidiaries relate to deferred payments for prior year acquisitions.

All figures in £ millions	2023 Total	2022 Total	2021 Total

Cash flow on acquisitions

Cash – current year acquisitions	(152)	(223)	(54)

Cash and cash equivalents acquired	4	13	4

Deferred payments for prior year acquisitions and other items	(23)	(18)	(5)

Net cash outflow	(171)	(228)	(55)